UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 2054

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 10, 2007

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IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

20525 Nordhoff Street, Suite 200,
Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

(818) 407-9100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|X|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8—OTHER EVENTS

Item 8.01. Other Events.

        On August 8, 2007, the plaintiff in a purported class action shareholder lawsuit entitled Henzel v. Image Entertainment, Inc., et al., Case No. BC369249, filed a request for dismissal of the lawsuit without prejudice. On August 9, 2007, the Superior Court of the State of California, County of Los Angeles, dismissed the lawsuit without prejudice. The lawsuit was originally filed on April 10, 2007 against Image Entertainment, Inc., a Delaware corporation (the “Company”), and certain of its officers and members of its board of directors.

        Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Important Legal Information

        In connection with the Company’s proposed merger with BTP Acquisition Company, LLC, the Company has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) dated July 25, 2007. This proxy statement is only a preliminary version of the definitive document, however, and should not be relied upon until such time as the definitive proxy statement is filed with the SEC. Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire definitive proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger transaction. A definitive proxy statement will be sent to the stockholders of the Company in connection with the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free from the Company by directing such request to Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, Attention: Dennis Hohn Cho, Corporate Secretary, Telephone: (818) 407-9100.

        The Company, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger transaction. Information about the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be included in the definitive proxy statement relating to the merger transaction when it becomes available.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.
Date: August 10, 2007	By: /s/ Dennis Hohn Cho
Dennis Hohn Cho
Corporate Secretary

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